SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
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        Date of Report (Date of earliest event reported) October 29, 2003

                         JUNIATA VALLEY FINANCIAL CORP.
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             (Exact Name of Registrant as Specified in its Charter)

          Pennsylvania                   00013232               23-2235254
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  (State or other jurisdiction of      (Commission           (I.R.S. Employer
   incorporation or organization)      File Number)         Identification No.)

   Bridge and Main Streets, P.O. Box 66, Mifflintown, Pennsylvania     17059
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             (Address of principal executive offices)                (Zip Code)

                              FRANCIS J. EVANITSKY
                               PRESIDENT & C.E.O.
                         JUNIATA VALLEY FINANCIAL CORP.
                              Bridge & Main Streets
                              Mifflintown, PA 17059
                              ---------------------
                         (Address of executive offices)

                                   Copies to:
                             JAMES A. ULSH, ESQUIRE
                             METTE, EVANS & WOODSIDE
                        3401 N. Front St., P.O. Box 5950
                            Harrisburg, PA 17110-0950
                          Telephone No. (717) 232-5000

                                 (717) 436-8211
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           (Telephone No., including area code, of agent for service)



Item 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     This Current Report on Form 8-K/A amends the Current Report on Form 8-K furnished by Juniata Valley Financial Corp. to the Securities and Exchange Commission on October 29, 2003. The information in this Current Report on form 8-K/A is furnished under Item 12 - "Results of Operations and Financial Condition." Such information shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K/A shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

     On October 29, 2003, Juniata Valley Financial Corp. issued a press release reporting its third quarter earnings for 2003. The data reported in the press release understated the Company's earnings in that on November 5, 2003, Juniata Valley Financial Corp. became aware that a sizable amount of non-recurring other income that will be received prior to December 31, 2003, must be booked as of the date of the event, which was September 28, 2003. As a result, following are the revised operating results for the nine month period ending September 30, 2003:

     Earnings have increased 14.4% over last year. JVFC has shown net income of $4.419 million for the first nine months of 2003 compared to 3.863 million for the first nine months of 2002. On a per share basis, earnings increased by 17.0% from $1.65 per share for the first nine months of 2002 to $1.93 per share for the first nine months of 2003. In addition total assets have now reached $393.014 million.




SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              Juniata Valley Financial Corp.
                                              ------------------------------
                                                      (Registrant)



Date:  November 13, 2003
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                                        Francis J. Evanitsky, President & C.E.O.